UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
             Date of Report:                                January 30, 2004
    (Date of earliest event reported)                      (January 27, 2004)


                             Multimedia Games, Inc.
             (Exact name of registrant as specified in its charter)
                                    001-14551
                            (Commission File Number)



                  Texas                                          74-2611034
      (State or other jurisdiction                             (IRS Employer
            of incorporation)                               Identification No.)

 206 Wild Basin Rd., Bldg. B, Suite 400,                          78746
              Austin, Texas                                     (Zip Code)
(Address of principal executive offices)



       Registrant's telephone number, including area code: (512) 334-7500

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

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No. Description
----------- -----------
99.1 Press Release, dated January 27, 2004, announcing 2004 first quarter results

99.2        Transcript of First Quarter 2004 Earnings Release Conference Call

Item 12.  Results of Operation and Financial Condition.

On January 27, 2004, Multimedia Games, Inc. (the "Registrant") issued a press release announcing its 2004 first quarter results and on the same date held a related conference call to discuss these results. The full text of the press release issued in connection with the announcement and the related conference call transcript are attached to this Current Report on Form 8-K as Exhibit Nos.
99.1 and 99.2, respectively. The January 27, 2004 press release and the conference call transcript contain forward-looking statements regarding the Registrant and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The information in this Current Report on Form 8-K, and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Use of Non-GAAP Financial Information

The Registrant uses the non-GAAP measure of EBITDA in its earnings releases. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Although EBITDA is not a measure of performance or liquidity calculated in accordance with generally accepted accounting principles ("GAAP"), the Registrant believes the use of the non-GAAP financial measure EBITDA enhances an overall understanding of the Registrant's past financial performance and provides useful information to the investor, because of its historical use by the Registrant as both a performance measure and measure of liquidity, and the use of EBITDA by virtually all companies in the gaming equipment sector as a measure of both performance and liquidity. However, investors should not consider this measure in isolation or as a substitute for net income, operating income, cash flows from operating activities or any other measure for determining the Registrant's operating performance or liquidity that is calculated in accordance with GAAP. In addition, because EBITDA is not calculated in accordance with GAAP, it may not necessarily be comparable to similarly titled measures employed by other companies. The Registrant has included a reconciliation of EBITDA to the most comparable GAAP financial measure, net income, in the attached press release.

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MULTIMEDIA GAMES, INC.



Dated:  January 30, 2004                     By:    /s/  Craig S. Nouis
                                                  ------------------------------
                                                  Craig S. Nouis
                                                  Chief Financial Officer and
                                                  Principal Accounting Officer

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

                                  EXHIBIT INDEX


Exhibit No. Description
----------- -----------

99.1 Press Release, dated January 27, 2004, announcing 2004 first quarter results

99.2        Transcript of First Quarter 2004 Earnings Release Conference Call

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